Exhibit 10.27

SUBSCRIPTION AGREEMENT

1. SUBSCRIPTION. Pursuant to Rule 506 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), the St. Louis Development Corporation (“SLDC”) hereby purchases Three Hundred Twenty-Six Thousand and Ninety-Eight (326,098) shares of common stock (the “Stock”) of Biovest International, Inc (the “Company”) at a purchase price of $1.10 per Share for a total purchase price of $358,707.80 (the “Purchase Price”).

2. REPRESENTATIONS AND WARRANTIES.

(a) SLDC acknowledges that the Stock has not been registered under the Securities Act of 1933, as amended, or under any state securities laws, and represents and warrants to the Company as follows:

(i) It is a non-profit corporation duly organized and validly existing under the laws of the State of Missouri, with a principal place of business in the State of Missouri, and has full power and authority to acquire and own its interest in the Stock in accordance with the terms of this Agreement;

(ii) It is acquiring the Stock of the Company for investment and not with a view for resale or distribution of the Shares;

(iii) It agrees that the right to transfer the Stock is restricted in accordance with state and federal securities laws;

(iv) The per-share purchase price of the Stock was established by negotiation between the Company and SLDC and SLDC acknowledges that it may experience substantial dilution to its investment and can afford a complete loss of such investment;

(v) SLDC is able and prepared to bear the economic risk of investing in and holding the Stock, and has such knowledge and experience in business and financial matters as to be capable or evaluating the risks and merits of an investment in the Stock based on the Company’s public securities filings;

(vi) SLDC is (A) a non-profit corporation duly organized and validly existing under the laws of the State of Missouri with total assets as of the date hereof in excess of $5,000,000, and (B) was not formed for the purpose of acquiring the Stock; and

(vii) SLDC has relied upon its own independent investigation in connection with the purchase of the Stock and SLDC has had access to all books and records of the Company and had a chance to review all applicable public filings made by the Company with the SEC.

(b) The Company represents and warrants to SLDC as follows:

(i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

(ii) The Company has all requisite legal and corporate power (A) to execute and deliver this Agreement, (B) to sell and issue the Shares hereunder, and (C) to carry out and perform its obligations under the terms of this Agreement; and

(iii) The Stock, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid, non assessable and free of any liens or encumbrances and free of restrictions on transfer other than restrictions on transfer under this Agreement and applicable state and federal securities laws.

3. RESTRICTIVE LEGENDS. SLDC acknowledges that the Stock has not been registered under the Securities Act or under any state securities laws and may only be transferred pursuant to an applicable exemption from the registration requirements of the Securities Act and state securities laws, and the Company has no obligation to register the Stock under the Securities Act or state securities laws. In furtherance thereof, SLDC acknowledges that the certificates representing the Stock shall bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT, OR (III) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

4. AMENDMENT OR WAIVER. No provision of this Subscription Agreement may be waived or amended except in a written instrument signed by the Borrower and the Lender. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

5. ENTIRE AGREEMENT. This Subscription Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters.

6. SUCCESSORS AND ASSIGNS. This Subscription Agreement shall be binding upon and inure to the benefit of the Company, SLDC and their successors and permitted assigns. Neither party hereto may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party.

7. GOVERNING LAW. This Subscription Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

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IN WITNESS WHEREOF, the parties execute this Agreement for good and valuable consideration in hand received set their hand and seal as of this 8th day of December 2006.

Biovest International, Inc.		St. Louis Development Corporation

By:	/s/ Steven Arikian	By:	/s/ Rodney Crim
Name:	Steven Arikian, M.D.		Rodney Crim
Title:	Chairman & CEO		Executive Director

Subscription Agreement Signature Page